Basis of presentation	12 Months Ended
Mar. 28, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of presentation
1.	Basis of presentation:
Throughout these consolidated financial statements, the Company refers to the fiscal year ending March 28, 2026, as fiscal 2026, and the fiscal years ended March 29, 2025, and March 30, 2024, as fiscal 2025 and 2024, respectively. Our fiscal year ends on the last Saturday in March of each year.
These consolidated financial statements, which include the accounts of Birks Group for all periods presented for the fiscal years ended March 28, 2026, March 29, 2025, and March 30, 2024, are reported in accordance with accounting principles generally accepted in the U.S. These principles require management to make certain estimates and assumptions that affect amounts reported and disclosed in the financial statements and related notes.
The most significant estimates and judgments include the assessment of the going concern assumption, the valuation of inventories, and accounts receivable, deferred tax assets, and the recoverability of long-lived assets and right of use assets. Actual results could differ from these estimates. Periodically, the Company reviews all significant estimates and assumptions affecting the financial statements relative to current conditions and records the effect of any necessary adjustments. All significant intercompany accounts and transactions have been eliminated upon consolidation.
The consolidated financial statements are presented in Canadian dollars, the Company’s functional and reporting currency.
Future operations
These financial statements have been prepared on a going concern basis in accordance with generally accepted accounting principles in the U.S. The going concern basis of presentation assumes that the Company will continue its operations for the foreseeable future and be able to realize its assets and discharge its liabilities and commitments in the normal course of business. The Company funds its operations primarily through committed financing under its senior secured credit facility and its senior secured term loan described in Note 7. The senior secured credit facility along with the senior secured term loan are used to finance working capital, finance capital expenditures, provide liquidity to fund the Company’s day-to-day
operations and for other general corporate purposes.
The Company believes recent general economic conditions, business and retail climates and geopolitical instability, which includes heightened inflation, stock market volatility and high interest rates and tariffs and retaliatory tariffs, could lead to a slow-down in certain segments of the global economy and affect customer behaviour and the amount of discretionary income spent by potential customers to purchase the Company’s products. If global economic, financial market and geopolitical conditions persist or worsen, the Company’s sales may decrease, and the Company’s financial condition and results of operations may be adversely affected.
The Company continues to and expects to continue to operate through its senior secured credit facility and senior secured term loan. The Company depends on these facilities to continue to operate its business. On June 5, 2026, the Company’s senior secured credit facility was renewed until June 2031 and the senior secured term loan was replaced with a new term loan facility with Gordon Brothers Group that also matures in June 2031.
For fiscal 2026, the Company recorded a net loss of $3.4 million, $12.8 million in fiscal 2025, and $4.6 million in fiscal 2024. The Company had net cash provided by operations of $0.2 million in fiscal 2026 and used net cash flows from operations of $1.9 million in fiscal 2025 and $0.2 million in fiscal 2024. The Company had a negative working capital (defined as current assets less current liabilities) of $17.7 million as at March 28, 2026 and $23.1 million as at March 29, 2025. The Company has continued to increase the aggregate of its bank indebtedness and long-term debt each year over the past several years, and as of March 29, 2026, had an aggregate of bank indebtedness and long-term debt of $110.2 million (March 29, 2025 - $99.9 million). With the exception of the Mangrove loan, there has been no cash injection in the Company in the form of equity for several years, resulting in a shareholders’ deficiency of $21.4 million as of March 28, 2026.
On July 8, 2020, the Company secured a
six-year
term loan with Investissement Québec, the sovereign fund of the province of Québec, in the amount of $10.0 million, as amended. The secured term loan was used to fund the working capital needs of the Company, of which $0.8 million is outstanding at March 28, 2026 ($2.8 million at March 29,
2025).

On August 24, 2021, the Company entered into a
10-year
loan agreement with Investissement Québec, for an amount of up to $
4.3
 million to be used specifically to finance the digital transformation of the Company through the implementation of an omni-channel
e-commerce
platform and enterprise resource planning system. As of March 28, 2026 and March 29, 2025, the Company has $
4.3
 million outstanding on the loan ($
4.2
 million net of deferred financing
costs).
Both loans with Investissement Québec require the Company on an annual basis to have a working capital ratio (defined as current assets divided by current liabilities excluding the current portion of operating lease liabilities) of at least 1.01. The working capital ratio of 1.01 may be lower in any given year if a tolerance letter accepting a lower working capital ratio is received from Investissement Québec. On July 12, 2024, the Company received a tolerance letter from Investissement Québec that allows the Company, as at March 29, 2025 to tolerate a working capital ratio of 0.90. As at March 29, 2025, the working capital ratio was 0.88. On July 14, 2025, Investissement Québec modified the working capital covenant for fiscal years ending March 29, 2025 and March 28, 2026 to 0.88 and amended the loan agreement such that starting in fiscal 2026 and for the duration of the loan, the interest rate will be adjusted depending on the current ratio calculated at year end. As of March 28, 2026, the working capital ratio was 0.94. On March 24, 2026, the Company received a deferral of principal payments payable in relation to this term loan for a duration of four months starting March 1, 2026 and ending on June 30, 2026. The remaining term loan of $0.8 million is agreed to be repaid in full on July 31, 2026.
There is no assurance the Company will meet its covenant at March 27, 2027 or for future years, or that if not met, waivers would be available. If a waiver is not obtained, cross defaults with the Wells Credit Facility (as defined below) and the GB Term Loan (as defined below) would arise.
On December 24, 2021, the Company entered into an amended and restated senior secured revolving credit facility (“Amended Credit Facility”) with Wells Fargo Capital Finance Corporation Canada and an amended and restated senior secured term loan (“Amended Term Loan”) with Crystal Financial LLC (dba SLR Credit Solutions) (“SLR”). The Amended Credit Facility and Amended Term Loan extended the maturity date of the Company’s pre-existing
loans from October 2022 to December 2026.
On July 15, 2024, the Company obtained a support letter (the “Shareholder Support Letter”) from one
o
f its controlling shareholders, Mangrove Holding S.A. (“Mangrove”), providing financial support in an amount of up to $3.75 million that was available until July 31, 2025, of which up to $2.75 million was available prior to January 1, 2025 and an additional amount of up to $1.0 million would be available after January 1, 2025. These amounts were available to be borrowed, if needed, when deemed necessary by the Company, upon approval by the Company’s Board of Directors, until at least July 31, 2025, to assist the Company in satisfying its obligations and debt service requirements as they come due in the normal course of operations, or in maintaining minimum excess availability levels at all times as defined in the Amended Credit Facility and Amended Term Loan. Amounts drawn under this support letter will bear interest at an annual rate of 15%. However, there will be no interest or principal repayments prior to July 31, 2025. On November 27, 2024, the support letter was extended until December 31, 2025.
On June 26, 2025, the Shareholder Support Letter was terminated and replaced with a loan agreement entered into between Mangrove and the Company whereby Mangrove advanced $3.75 million of additional indebtedness to fund the Company’s working capital requirements, at an annual interest rate of 15%, which would be repayable, in full, on December 24,
2026 (the “Mangrove Loan”). In addition, on July 21, 2025, the Company obtained from Mangrove a deferral of interest payments payable in relation to the Mangrove Loan, of up to a maximum of $0.6 million effective immediately and through to July 31, 2026. On June 5, 2026, the Mangrove Loan agreement was amended and restated extending the maturity date until June 2031 (the “Amended Mangrove Loan”). Going forward, the Amended Mangrove Loan will bear interest at a rate of 12.2% effective August 1, 2026, and is agreed to be repaid through annual principal payments of $250,000 over a period of three years
, commencing in June 2028, with a final repayment of $3.0 million within a period of thirty (30) days prior to the June 2031 maturity date. All interest owed up to July 31, 2026 on the Amended Mangrove Loan is agreed to be paid in a lump sum of approximately $0.3 million, net of withholding taxes, in July 2026. The balance of interest of approximately $0.3 million, net of withholding taxes, is agreed to be paid in 12 equal installments starting in August 2026. Effective August 1, 2026, interest on the Amended Mangrove Loan shall be repayable on a monthly basis.
In conjunction with the closing of the European Acquisition, on July 8, 2025, SLR provided the Company with an additional term loan of $13.5 million to fund the European Acquisition and to fund ordinary course working capital, at the same interest rate as the current term loan with SLR which is CORRA plus (i) a CORRA adjustment of 0.32% and (ii) 7.75%, and is repayable, in full, on December 24, 2026.
On July 21, 2025, the Company obtained support letters providing financial support to the Company for an aggregate total amount of up to $1.5 million from
(i) Mangrove
for up to $500,000, (ii) Davide Barberis Canonico (the Company’s Interim President and Chief Operating Officer and member of the Company’s Board of Directors) for up to $800,000, and (iii) Marco Pasteris (the Company’s Vice-President, Business Development and Corporate Operations) for $200,000. These amounts can be borrowed, if needed, when deemed necessary by the Company, upon approval by the Company’s Board of Directors, until at least July 31, 2026, to assist the Company in satisfying its obligations and debt service requirements as they come due in the normal course of operations, or in maintaining minimum excess availability levels at all times as defined by the Amended Credit Facility and Amended Term Loan. Amounts drawn under these support letters will bear interest at an annual rate of 15%. However, there will be no interest or principal repayments prior to July 31, 2026.
In addition, on July 21, 2025, the Company obtained from Montel a deferral of interest payments payable in relation to the cash advance outstanding of U.S. $1.5 million (the “Montel Cash Advance”) of up to a maximum of $0.3 million, effective immediately and through to July 31, 2026. All interest owed up to July 31, 2026 on the Montel Cash Advance is to be paid in a lump sum of approximately $0.2 million, net of withholding taxes, in July 2026. The balance of interest of approximately $0.1 million, net of withholding taxes, is agreed to be paid in 12 equal installments starting in August 2026. Effective August 1, 2026, interest on the outstanding balance on the Montel Cash Advance shall be repayable on a monthly basis.

On June 5, 2026, the Company entered into a five-year $32.5 million senior secured term loan facility with 1903P Loan Agent, LLC, an affiliate of Gordon Brothers Group (“Gordon Brothers”) and the designated administrative agent under the facility (the “GB Term Loan”). The GB Term Loan, which matures in June 2031, refinances the Company’s existing $26 million senior secured term loan credit facility which has been repaid in full. Contemporaneously with the closing of the GB Term Loan, the Company entered into an amendment and extension of its senior secured revolving credit facility with Wells Fargo, extending the maturity date until June 2031 and providing for total commitments of $93 million, an increase of $3 million (as amended, the “Wells Credit Facility”). The new and amended financing provides the Company with increased liquidity, enhanced financial flexibility and extended debt maturities, while continuing to support the execution of its strategic initiatives, including investments in store renovations, omni-channel capabilities, digital commerce initiatives and working capital requirements.
The GB Term Loan, decreasing to $30.0 million in December 2027, bears interest at a rate equal to Term CORRA (with an interest rate floor), plus a range from 6.75% to 7.75%, based on the Company’s fixed charge coverage ratio throughout the term of the GB Term Loan. The Wells Credit Facility bears interest at a rate equal to Term CORRA or SOFR, as applicable, plus a range from 2.00% to 2.5% or 1.625% to 2.125% for
drawings in U.S. dollars, based on the borrowing capacity of the Company throughout the term of the Wells Credit Facility.
Concurrently with the closing of the new and amended facilities, the Company and Mangrove, have signed an amendment to the Mangrove Loan extending the maturity date until June 2031 (“Amended Mangrove Loan”). Going forward, the Amended Mangrove Loan will bear interest at a rate of 12.2% effective August 1, 2026, and is to be repaid through annual principal payments of $250,000 over a period of three years, commencing in June 2028, with a final repayment of $3.0 million within a period of thirty (30) days prior to the June 2031 maturity date.
The Company’s ability to meet its cash flow requirements in order to fund its operations is dependent upon its ability to attain profitable operations, adhere to the terms of its committed financings, obtain favorable payment terms from suppliers as well as to maintain minimum excess availability as defined under the Wells Credit Facility and the GB Term Loan. In addition to maintaining minimum excess availability at all times as defined in the Wells Credit Facility and GB Term Loan, other loans have a working capital covenant to adhere to at the end of each fiscal year. In the event that excess availability falls below the minimum requirement, this would be considered an event of default under the Wells Credit Facility and under the GB Term Loan that would result in the outstanding balances borrowed under the Wells Credit Facility and the GB Term Loan becoming due immediately, which would also result in cross defaults on the Company’s other borrowings. Similarly, both the Wells Credit Facility and the GB Term Loan are subject to cross default provisions with all other loans pursuant to which the Company is in default of any other loan, the Company will immediately be in default of both the Wells Credit Facility and the GB Term Loan.
Under the Amended Credit Facility and Amended Term Loan, the Company met its excess availability requirements as of and throughout the fiscal year ended March 28, 2026, as well as for fiscal 2025 and fiscal 2024. In addition, under the Wells Credit Facility and the GB Term Loan, the Company met its excess availability requirement as of the date these financial statements were authorized for issuance and for at least the next twelve months from the date of issuance of these financial statements.
The Company’s lenders under the Wells Credit Facility and the GB Term Loan may impose, at any time, discretionary reserves, which would lower the level of borrowing availability under the Wells Credit Facility and the GB Term Loan (customary for asset-based loans), at their reasonable discretion, to: (i) ensure that the Company maintains adequate liquidity for the operation of its business, (ii) cover any deterioration in the amount of value of the collateral, and (iii) reflect impediments to the lenders to realize upon the collateral. There is no limit to the amount of discretionary reserves that the Company’s lenders may impose at their reasonable discretion. No discretionary reserves were imposed during fiscal 2026, fiscal 2025 and fiscal 2024 by the Company’s lenders under the Amended Credit Facility and Amended Term Loan.
Should a substantial doubt exist in the Company’s ability to continue as a going concern, this would trigger an event of default on both the Wells Credit Facility and the GB Term Loan, and a cross-default on the Company’s other loans.
The Company’s ability to make scheduled payments of principal, or to pay the interest, or to fund planned capital expenditures and store operations will also depend on its ability to maintain adequate levels of available borrowing, obtain favorable payment terms from suppliers and its future performance, which to a certain extent, is subject to general economic, financial, competitive, legislative and regulatory factors, as well as other events that are beyond the Company’s control.
The Company continues to be actively engaged in identifying alternative sources of financing that may include raising additional funds through public or private equity, the disposal of assets, and debt financing, including funding from government sources. The incurrence of additional indebtedness would result in increased debt service obligations and could result in operating and financing covenants that could restrict the Company’s operations. Financing may be unavailable in amounts or on terms acceptable to the Company if at all, which may have a material adverse impact on its business, including its ability to continue as a going concern.
Certain adverse conditions and events outlined above require consideration of management’s plans, which management believes mitigate the effect of such conditions and events. Management plans include continuing to manage liquidity actively, as well as managing liquidity measures such as cost reductions, which include monitoring spend, reducing marketing and general operating expenses, postponement of certain capital expenditures, obtaining favorable payment terms from suppliers, all of which allow for adherence to excess availability requirements. Notwithstanding, the Company believes that it will be able to adequately fund its operations and meet its cash flow requirements for at least the next twelve months from the date of issuance of these financial statements.